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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: June 16, 1999

                         CHASE CREDIT CARD MASTER TRUST
            (formerly known as "Chemical Master Credit Card Trust I"
           Series 1995-2, Series 1995-3, Series 1996-1, Series 1996-2
                               and Series 1996-3)
-------------------------------------------------------------------------------
                             (Issuer of Securities)

          THE CHASE MANHATTAN BANK (formerly known as 'Chemical Bank')
                             (Sponsor of the Trust)
             (Exact name of registrant as specified in its charter)

         New York                       33-94190                13-4994650
----------------------------    ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)

     270 Park Avenue, New York, New York                   10017
     ----------------------------------------            ----------
     (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000

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Item 5.  Other Events:

         On or about March 15, 1999 Monthly Interest as defined in the Pooling and Servicing Agreement dated as of October 19, 1995 (the "Agreement") between The Chase Manhattan Bank (formerly known as 'Chemical Bank') and The Bank of New York, as Trustee (the "Trustee"), was distributed to holders ("Certificateholders") of participations in the Chase Credit Card Master Trust (formerly known as "Chemical Master Credit Card Trust I") for 1995-2, 1995-3, 1996-1, 1996-2 and 1996-3 in accordance with the Agreement. Copies of the applicable Monthly Reports, as defined in the Agreement, have been furnished to each Certificateholders in accordance with the Agreement. Copies of those Monthly Reports are being filed as exhibit 20.1 to this Current Report on Form 8-K.

         On or about April 15, 1999 Monthly Interest as defined in the Pooling and Servicing Agreement dated as of October 19, 1995 (the "Agreement") between The Chase Manhattan Bank (formerly known as 'Chemical Bank') and The Bank of New York, as Trustee (the "Trustee"), was distributed to holders ("Certificateholders") of participations in the Chase Credit Card Master Trust (formerly known as "Chemical Master Credit Card Trust I") for 1995-2, 1995-3, 1996-1, 1996-2 and 1996-3 in accordance with the Agreement. Copies of the applicable Monthly Reports, as defined in the Agreement, have been furnished to each Certificateholders in accordance with the Agreement. Copies of those Monthly Reports are being filed as exhibit 20.2 to this Current Report on Form 8-K.

         On or about May 17, 1999 Monthly Interest as defined in the Pooling and Servicing Agreement dated as of October 19, 1995 (the "Agreement") between The Chase Manhattan Bank (formerly known as 'Chemical Bank') and The Bank of New York, as Trustee (the "Trustee"), was distributed to holders ("Certificateholders") of participations in the Chase Credit Card Master Trust (formerly known as "Chemical Master Credit Card Trust I") for 1995-2, 1995-3, 1996-1, 1996-2 and 1996-3 in accordance with the Agreement. Copies of the applicable Monthly Reports, as defined in the Agreement, have been furnished to each Certificateholders in accordance with the Agreement. Copies of those Monthly Reports are being filed as exhibit 20.3 to this Current Report on Form 8-K.

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Item 7(c).    Exhibits

              Exhibits     Description
              ----------   ---------------
              20.1         Monthly Reports with respect to the March 15, 1999
                           distribution
              20.2         Monthly Reports with respect to the April 15, 1999
                           distribution
              20.3         Monthly Reports with respect to the May 17, 1999
                           distribution

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  June 16, 1999
                                  The Chase Manhattan Bank,
                                  as Servicer

                                  By:  /s/ Patrick Margey
                                  -----------------------------------
                                  Name:    Patrick Margey
                                  Title:   Vice President

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                       INDEX TO EXHIBITS
                       ----------------------------

Exhibit No.            Description
---------------        -----------------
20.1                   Monthly Reports with respect to the March 15, 1999
                       distribution

20.2 Monthly Reports with respect to the April 15, 1999 distribution

20.3 Monthly Reports with respect to the May 17, 1999 distribution